Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION

The following document contains supplemental quarterly statistical financial information for the quarter ended March 31, 2003. This document is dated April 30, 2003. Protective does not undertake a duty to update such information after such date.

All per share results are presented on a diluted basis.

Throughout this document, GAAP refers to accounting principles generally accepted in the United States of America. Consolidated and segment operating income excludes net realized investment gains (losses) and the related amortization of deferred policy acquisition costs and gains (losses) on derivative instruments because fluctuations in these items are due to changes in interest rates and other financial market factors instead of mortality and morbidity. Management believes that consolidated and segment operating income (loss) enhances an investor’s and the Company’s understanding of the Company’s results of operations by highlighting the income (loss) attributable to the normal, recurring operations of the Company’s business.

As prescribed by generally accepted accounting principles, certain investments are recorded at their market values with the resulting unrealized gains (losses) reduced by a related adjustment to deferred policy acquisition costs, net of income tax, reported as a component of share-owners’ equity. The market values of fixed maturities increase or decrease as interest rates rise or fall. The Company believes that an insurance company’s share-owners’ equity may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income, including unrealized gains (losses) on investments.

The sales statistics given in this document are used by the Company to measure the relative progress of its marketing efforts. These statistics and certain other information reported herein were derived from the Company’s various sales tracking and administrative systems and were not derived from the Company’s financial reporting systems or financial statements. These statistics attempt to measure only one of many factors that may affect future business segment profitability, and therefore are not intended to be predictive of future profitability.

PROTECTIVE LIFE CORPORATION                                                                                                                                                                  DRAFT
QUARTERLY FINANCIAL HIGHLIGHTS                                                                                                                                                             4/29/2003
(DOLLARS IN THOUSANDS)                                                                                                                                                                      PAGE 1
(UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------------------------------             --------------------------------
                                                                               1ST QTR          2ND QTR          3RD QTR          4TH QTR          1ST QTR                        3 MOS           3 MOS
                                                                                  2002             2002             2002             2002             2003                         2002            2003
-----------------------------------------------------------------------------------------------------------------------------------------------------------             --------------------------------
PRETAX OPERATING INCOME *
-----------------------------------------------------------------------------------------------------------------------------------------------------------
   Life Marketing                                                              $21,512          $26,855          $40,458          $36,725          $30,635                      $21,512         $30,635
   Annuities                                                                     5,009            4,968            2,683            3,034            3,715                        5,009           3,715
   Acquisitions                                                                 23,435           20,103           25,118           26,441           22,772                       23,435          22,772
   Stable Value Contracts                                                        9,228           10,287           11,423           11,334            9,138                        9,228           9,138
   Asset Protection                                                              8,106            2,623           (2,112)         (31,995)             858                        8,106             858
   Corporate & Other                                                            (1,035)           3,780             (694)           3,592            1,344                       (1,035)          1,344
                                                                           --------------------------------------------------------------------------------             --------------------------------
Total Pretax Operating Income                                                  $66,255          $68,616          $76,876          $49,131          $68,462                      $66,255         $68,462

-----------------------------------------------------------------------------------------------------------------------------------------------------------             --------------------------------
Balance Sheet Data
-----------------------------------------------------------------------------------------------------------------------------------------------------------             --------------------------------

  Total GAAP Assets                                                        $20,138,370      $21,016,874      $21,369,140      $21,929,989      $22,774,700
  Share Owners' Equity                                                      $1,352,799       $1,528,549       $1,723,168       $1,720,702       $1,810,480
  Share Owners' Equity (excluding accumulated other comprehensive income)   $1,378,196       $1,422,248       $1,462,608       $1,484,788       $1,513,566
-----------------------------------------------------------------------------------------------------------------------------------------------------------             --------------------------------
Stock Data
-----------------------------------------------------------------------------------------------------------------------------------------------------------             --------------------------------
  Closing Price                                                            $     31.18      $     33.10      $     30.77      $     27.52      $     28.55                  $     31.18     $     28.55
  Average Shares Outstanding
     Basic                                                                  69,893,453       69,893,332       69,948,982       69,959,056       69,956,505                   69,893,453      69,956,505
     Diluted                                                                70,383,580       70,486,576       70,491,409       70,488,160       70,483,448                   70,383,580      70,483,448
-----------------

* "Pretax Operating Income" is a non-GAAP financial measure.  "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating Income" may be compared.
See Page 4 for a reconciliation of "Pretax Operating Income" to "Income Before Income Tax".

PROTECTIVE LIFE CORPORATION                                                                                                                                                               Draft
GAAP Consolidated Statements Of Income                                                                                                                                                   4/29/2003
(Dollars in thousands)                                                                                                                                                                    Page2
(Unaudited)
------------------------------------------------------------------------------------------------------------------------------------------------------            -----------------------------------
                                                               1ST QTR             2ND QTR             3RD QTR              4TH QTR             1ST QTR                        3 MOS             3 MOS
                                                                  2002                2002                2002                 2002                2003                         2002              2003
                                                          ----------------------------------------------------------------------------------------------            -----------------------------------
REVENUES
  Gross Premiums and Policy Fees                             $ 380,981           $ 385,345           $ 393,902            $ 385,458           $ 388,071                    $ 380,981         $ 388,071
  Reinsurance Ceded                                           (176,683)           (200,312)           (121,744)            (222,097)           (189,417)                    (176,683)         (189,417)
                                                          ----------------------------------------------------------------------------------------------            -----------------------------------
  Net Premiums and Policy Fees                                 204,298             185,033             272,158              163,361             198,654                      204,298           198,654
  Net investment income                                        245,005             251,690             263,066              271,443             260,560                      245,005           260,560
  Realized investment gains (losses)                            (3,603)             13,818               1,125               (5,194)            (11,692)                      (3,603)          (11,692)
  Other income                                                  25,804              29,033              23,927               21,432              25,309                       25,804            25,309
                                                          ----------------------------------------------------------------------------------------------            -----------------------------------
    Total Revenues                                             471,504             479,574             560,276              451,042             472,831                      471,504           472,831
                                                          ----------------------------------------------------------------------------------------------            -----------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                             287,048             292,396             307,723              294,447             295,818                      287,048           295,818
  Amortization of deferred policy acquisition costs             52,404              45,672             110,584               51,108              56,265                       52,404            56,265
  Amortization of goodwill                                           -                   -                   -                    -                   -                            -                 -
  Other operating expenses                                      63,582              54,182              57,628               54,742              57,223                       63,582            57,223
  Interest on indebtedness                                       6,185               5,842               6,705                7,105               7,486                        6,185             7,486
                                                          ----------------------------------------------------------------------------------------------            -----------------------------------
    Total Benefits and Expenses                                409,219             398,092             482,640              407,402             416,792                      409,219           416,792
                                                          ----------------------------------------------------------------------------------------------            -----------------------------------

INCOME BEFORE INCOME TAX                                        62,285              81,482              77,636               43,640              56,039                       62,285            56,039

  Income tax expense                                            20,679              27,052              26,661               13,296              18,334                       20,679            18,334
                                                          ----------------------------------------------------------------------------------------------            -----------------------------------
NET INCOME                                                    $ 41,606            $ 54,430            $ 50,975             $ 30,344            $ 37,705                     $ 41,606          $ 37,705
                                                          ==============================================================================================            ===================================

PER SHARE DATA FOR QUARTER
  Operating income-diluted *                                    $ 0.63              $ 0.65              $ 0.72               $ 0.48              $ 0.65
  Realized investment gains(losses) and related amort            (0.04)               0.12                0.01                (0.05)              (0.12)
                                                          ----------------------------------------------------------------------------------------------
  Net income-diluted                                            $ 0.59              $ 0.77              $ 0.73               $ 0.43              $ 0.53
  Average shares outstanding-diluted                        70,383,580          70,486,576          70,491,409           70,488,160          70,483,448
  Dividends paid                                                $ 0.14              $ 0.15              $ 0.15               $ 0.15              $ 0.15
PER SHARE DATA FOR YTD
  Operating income-diluted *                                    $ 0.63              $ 1.28              $ 2.00               $ 2.48              $ 0.65                       $ 0.63            $ 0.65
  Realized investment gains(losses) and related amort            (0.04)               0.08                0.09                 0.04               (0.12)                       (0.04)            (0.12)
                                                          ----------------------------------------------------------------------------------------------            -----------------------------------
  Net income-diluted                                            $ 0.59              $ 1.36              $ 2.09               $ 2.52              $ 0.53                       $ 0.59            $ 0.53
  Average shares outstanding-diluted                        70,383,580          70,435,362          70,454,250           70,462,797          70,483,448                   70,383,580        70,483,448
  Dividends paid                                                $ 0.14              $ 0.29              $ 0.44               $ 0.59              $ 0.15                       $ 0.14            $ 0.15
--------------------

* "Operating Income" is a non-GAAP financial measure.  "Net Income" is a GAAP financial measure to which "Operating Income" may be compared.

PROTECTIVE LIFE CORPORATION                                                                                                                                Draft
GAAP Consolidated Balance Sheets                                                                                                                         4/29/2003
(Dollars in thousands)                                                                                                                                     Page 3
(Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                               1ST QTR             2ND QTR             3RD QTR              4TH QTR             1ST QTR
                                                                                  2002                2002                2002                 2002                2003
                                                                         -----------------------------------------------------------------------------------------------
ASSETS
Fixed maturities                                                          $ 10,232,074        $ 11,049,478        $ 11,451,339         $ 11,664,065        $ 12,146,120
Equity securities                                                               78,602              72,908              70,326               64,523              55,416
Mortgage loans                                                               2,552,396           2,600,613           2,591,417            2,518,152           2,483,630
Investment real estate                                                          28,737              24,485              20,536               20,711              19,485
Policy loans                                                                   515,412             551,988             546,302              543,161             536,085
Other long-term investments                                                     90,173             150,842             176,443              222,490             227,554
                                                                         -----------------------------------------------------------------------------------------------
Long-term investments                                                       13,497,394          14,450,314          14,856,363           15,033,102          15,468,290
Short-term investments                                                         145,882             257,526             455,494              448,399             912,999
                                                                         -----------------------------------------------------------------------------------------------
     Total investments                                                      13,643,276          14,707,840          15,311,857           15,481,501          16,381,289
Cash                                                                            78,626              43,775              78,353              101,953              55,830
Accrued investment income                                                      165,540             168,408             190,908              181,966             196,107
Accounts and premiums receivable                                               106,026             100,596              74,207               61,425              63,186
Reinsurance receivable                                                       2,256,827           2,264,199           2,280,223            2,393,476           2,428,282
Deferred policy acquisition costs                                            1,589,657           1,646,154           1,644,367            1,678,723           1,703,410
Goodwill                                                                        47,312              47,312              47,312               47,312              47,312
Property and equipment, net                                                     47,400              45,397              41,615               41,324              44,279
Other assets                                                                   201,209             183,676             183,273              309,791             282,939
Assets Related to Separate Accounts
  Variable Annuity                                                           1,877,209           1,691,789           1,412,028            1,513,824           1,452,098
  Variable Universal Life                                                      121,233             113,570             100,781              114,364             115,591
  Other                                                                          4,055               4,158               4,216                4,330               4,377
                                                                         -----------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                         $ 20,138,370        $ 21,016,874        $ 21,369,140         $ 21,929,989        $ 22,774,700
                                                                         ===============================================================================================

LIABILITIES AND SHARE-OWNERS' EQUITY

LIABILITIES
Policy liabilities and accruals
  Future policy benefits and claims                                        $ 7,142,118         $ 7,775,280         $ 8,032,378          $ 8,307,218         $ 8,532,756
  Unearned premiums                                                            825,089             812,209             790,360              813,798             792,669
Stable value product deposits                                                4,082,431           4,078,763           3,860,241            4,018,552           4,106,685
Annuity deposits                                                             3,363,364           3,603,722           3,680,025            3,697,495           3,679,820
Other policyholders' funds                                                     129,783             144,503             134,771              174,140             172,849
Securities sold under repurchase agreements                                     44,500                   -              42,000                    -                   -
Other liabilities                                                              519,279             515,586             648,697              697,578           1,175,451
Accrued income taxes                                                             8,769              (6,490)             23,219                3,186              37,944
Deferred income taxes                                                          104,917             192,384             250,023              242,593             251,763
Debt                                                                           386,691             386,688             376,137              406,110             426,103
Trust Originated Preferred Securities                                          175,000             175,000             290,000              215,000             215,000
                                                                         -----------------------------------------------------------------------------------------------
   Total guaranteed preferred beneficial interests                             175,000             175,000             290,000              215,000             215,000
                                                                         -----------------------------------------------------------------------------------------------

Minority interest - subsidiaries                                                 1,133               1,163               1,096                1,099               1,114
Liabilities related to separate accounts
  Variable annuity                                                           1,877,209           1,691,789           1,412,028            1,513,824           1,452,098
  Variable universal life                                                      121,233             113,570             100,781              114,364             115,591
  Other                                                                          4,055               4,158               4,216                4,330               4,377
                                                                         -----------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                    $ 18,785,571        $ 19,488,325        $ 19,645,972         $ 20,209,287        $ 20,964,220
                                                                         -----------------------------------------------------------------------------------------------

SHARE-OWNERS' EQUITY
-------------------------------------------------------------------------
Preferred stock                                                                      -                   -                   -                    -                   -
Common stock                                                                    36,626              36,626              36,626               36,626              36,626
Additional paid-in capital                                                     405,654             405,711             406,000              408,397             409,007
Treasury stock                                                                 (16,285)            (16,278)            (16,402)             (16,402)            (15,631)
Stock Held in Trust                                                             (1,535)             (1,679)             (2,157)              (2,417)             (2,812)
Unallocated ESOP shares                                                         (2,777)             (2,777)             (2,777)              (2,777)             (2,367)
Retained earnings                                                              956,513           1,000,645           1,041,318            1,061,361           1,088,743
Accumulated other comprehensive income                                         (25,397)            106,301             260,560              235,914             296,914
                                                                         -----------------------------------------------------------------------------------------------

       Total Share-owners' Equity                                            1,352,799           1,528,549           1,723,168            1,720,702           1,810,480
                                                                         -----------------------------------------------------------------------------------------------

       TOTAL LIABILITIES AND EQUITY                                       $ 20,138,370        $ 21,016,874        $ 21,369,140         $ 21,929,989        $ 22,774,700
                                                                         ===============================================================================================

SHARE-OWNERS' EQUITY PER SHARE
Total Share-owners' Equity                                                     $ 19.70             $ 22.26             $ 25.09              $ 25.06             $ 26.28
Excluding accumulated other comprehensive income                               $ 20.07             $ 20.72             $ 21.30              $ 21.62             $ 21.97

Share-owners' Equity (excluding accumulated other comprehensive income)    $ 1,378,196         $ 1,422,248         $ 1,462,608          $ 1,484,788         $ 1,513,566

Common shares outstanding                                                   68,655,562          68,657,583          68,675,894           68,675,894          68,891,149
Treasury Stock Shares                                                        4,596,398           4,594,377           4,576,066            4,576,066           4,360,811
Market price of Common Stock                                                   $ 31.18             $ 33.10             $ 30.77              $ 27.52             $ 28.55

PROTECTIVE LIFE CORPORATION                                                                                                                                                                                Draft
Calculation of Operating Earnings Per Share                                                                                                                                                              4/29/2003
(Dollars in thousands)                                                                                                                                                                                    Page 4
(Unaudited)
                                                                         -----------------------------------------------------------------------------------------------            -----------------------------------
                                                                               1ST QTR             2ND QTR             3RD QTR              4TH QTR             1ST QTR                        3 MOS             3 MOS
                                                                                  2002                2002                2002                 2002                2003                         2002              2003
                                                                         -----------------------------------------------------------------------------------------------            -----------------------------------

CALCULATION OF NET INCOME PER SHARE

Net income                                                                    $ 41,606            $ 54,430            $ 50,975             $ 30,344            $ 37,705                     $ 41,606          $ 37,705

Average shares outstanding-basic                                            69,893,453          69,893,332          69,948,982           69,959,056          69,956,505                   69,893,453        69,956,505
Average shares outstanding-diluted                                          70,383,580          70,486,576          70,491,409           70,488,160          70,483,448                   70,383,580        70,483,448

Net income per share-basic                                                      $ 0.60              $ 0.77              $ 0.73               $ 0.44              $ 0.54                       $ 0.60            $ 0.54
Net income per share-diluted                                                    $ 0.59              $ 0.77              $ 0.73               $ 0.43              $ 0.53                       $ 0.59            $ 0.53

Income from continuing operations                                             $ 41,606            $ 54,430            $ 50,975             $ 31,748            $ 37,705                     $ 41,606          $ 37,705
Change in accounting principle/extraordinary loss                                    -                   -                                   (1,404)                  -                            -                 -
EPS (basic)                                                                     $ 0.60              $ 0.77              $ 0.73               $ 0.44              $ 0.54                       $ 0.60            $ 0.54
EPS (diluted)                                                                     0.59                0.77                0.73                 0.43                0.53                         0.59              0.53

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

Realized investment gains (losses)                                            $ (3,603)           $ 13,818             $ 1,125             $ (5,194)          $ (11,692)                    $ (3,603)        $ (11,692)
Related amortization of DAC                                                       (367)               (952)               (365)                (297)               (731)                        (367)             (731)
                                                                         -----------------------------------------------------------------------------------------------            -----------------------------------
                                                                                (3,970)             12,866                 760               (5,491)            (12,423)                      (3,970)          (12,423)
Tax effect                                                                       1,390              (4,504)               (266)               1,922               4,348                        1,390             4,348
                                                                         -----------------------------------------------------------------------------------------------            -----------------------------------
                                                                              $ (2,580)            $ 8,362               $ 494             $ (3,569)           $ (8,075)                    $ (2,580)         $ (8,075)
                                                                         -----------------------------------------------------------------------------------------------            -----------------------------------

Realized investment gains (losses) per share (basic & diluted)                 $ (0.04)             $ 0.12              $ 0.01              $ (0.05)            $ (0.12)                     $ (0.04)          $ (0.12)
                                                                         -----------------------------------------------------------------------------------------------            -----------------------------------

OPERATING INCOME PER SHARE

Net income per share-diluted                                                    $ 0.59              $ 0.77              $ 0.73               $ 0.43              $ 0.53                       $ 0.59            $ 0.53
Realized investment gains (losses) per share-diluted                             (0.04)               0.12                0.01                (0.05)              (0.12)                       (0.04)            (0.12)
                                                                         -----------------------------------------------------------------------------------------------            -----------------------------------
Operating income per share-diluted                                              $ 0.63              $ 0.65              $ 0.72               $ 0.48              $ 0.65                       $ 0.63            $ 0.65
                                                                         -----------------------------------------------------------------------------------------------            -----------------------------------

NET OPERATING INCOME *

Net income                                                                    $ 41,606            $ 54,430            $ 50,975             $ 30,344            $ 37,705                     $ 41,606          $ 37,705
Realized investment gains (losses), net of tax and amortization                 (2,580)              8,362                 494               (3,569)             (8,075)                      (2,580)           (8,075)
                                                                         -----------------------------------------------------------------------------------------------            -----------------------------------
Net operating income                                                          $ 44,186            $ 46,068            $ 50,481             $ 33,913            $ 45,780                     $ 44,186          $ 45,780
                                                                         -----------------------------------------------------------------------------------------------            -----------------------------------

PRETAX OPERATING INCOME **

Income before income tax                                                      $ 62,285            $ 81,482            $ 77,636             $ 43,640            $ 56,039                     $ 62,285          $ 56,039
Realized investment gains (losses)                                              (3,603)             13,818               1,125               (5,194)            (11,692)                      (3,603)          (11,692)
Related amortization of DAC                                                       (367)               (952)               (365)                (297)               (731)                        (367)             (731)

                                                                         -----------------------------------------------------------------------------------------------            -----------------------------------
Pretax operating income                                                       $ 66,255            $ 68,616            $ 76,876             $ 49,131            $ 68,462                     $ 66,255          $ 68,462
                                                                         -----------------------------------------------------------------------------------------------            -----------------------------------

* "Net Operating Income" is a non-GAAP financial measure.  "Net Income" is a GAAP financial measure to which "Net Operating Income" may be compared.
** "Pretax Operating Income" is a non-GAAP financial measure.  "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating
Income" may be compared.

PROTECTIVE LIFE CORPORATION                                                                                                                            Draft
Invested Asset Summary                                                                                                                               4/29/2003
(Dollars in millions)                                                                                                                                 Page 5
(Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1ST QTR      2ND QTR       3RD QTR       4TH QTR       1ST QTR
                                                                                                     2002         2002          2002          2002          2003
                                                                                            ---------------------------------------------------------------------
Total Portfolio
-------------------------------------------------------------------

Fixed Income                                                                                    $10,232.1    $11,049.5     $11,451.4     $11,664.0     $12,146.1
Mortgage Loans                                                                                    2,552.4      2,600.6       2,591.4       2,518.2       2,483.6
Real Estate                                                                                          28.7         24.5          20.5          20.7          19.5
Equities                                                                                             78.6         72.9          70.3          64.5          55.4
Policy Loans                                                                                        515.4        552.0         546.3         543.2         536.1
Short Term Investments                                                                              145.9        257.5         455.5         448.4         913.0
Other Long Term Investments                                                                          90.2        150.8         176.5         222.5         227.6
                                                                                            ---------------------------------------------------------------------
  Total Invested Assets                                                                         $13,643.3    $14,707.8     $15,311.9     $15,481.5     $16,381.3

Fixed Income
-------------------------------------------------------------------

  Corporate Bonds                                                                                $4,886.4     $5,421.0      $5,792.6      $5,911.4      $6,082.8
  Mortgage Backed Securities                                                                      4,168.0      4,286.9       4,319.0       4,339.0       4,546.8
  US Govt Bonds                                                                                     105.6        117.5         123.2          96.5          92.6
  Public Utilities                                                                                  880.0      1,046.4       1,120.6       1,173.4       1,282.3
  States, Municipals and Political Subdivisions                                                      97.5         94.7          19.8          29.4          25.8
  Preferred Securities                                                                                1.6          2.2           2.2           1.8           1.8
  Convertibles and Bonds with Warrants                                                               93.0         80.8          74.0         112.5         114.0
                                                                                            ---------------------------------------------------------------------
Total Fixed Income Portfolio                                                                    $10,232.1    $11,049.5     $11,451.4     $11,664.0     $12,146.1

Fixed Income - Quality
-------------------------------------------------------------------

AAA                                                                                                 40.7%        39.0%         38.1%         37.7%         37.7%
AA                                                                                                   5.2%         5.0%          5.3%          5.1%          4.9%
A                                                                                                   22.6%        23.6%         23.0%         22.0%         21.8%
BBB                                                                                                 27.4%        28.6%         28.3%         27.7%         27.5%
BB or Less                                                                                           4.0%         3.7%          5.2%          7.4%          8.0%
Redeemable Preferred Stock                                                                           0.1%         0.1%          0.1%          0.1%          0.1%
                                                                                            ---------------------------------------------------------------------
                                                                                                   100.0%       100.0%        100.0%        100.0%        100.0%

Mortgage Loans - Type
-------------------------------------------------------------------

Retail                                                                                              75.7%        76.4%         76.4%         76.2%         75.7%
Apartments                                                                                           9.5%         8.3%          8.7%          7.5%          7.2%
Office Buildings                                                                                     6.7%         7.0%          6.7%          7.4%          7.8%
Warehouses                                                                                           6.7%         6.9%          6.9%          7.4%          7.5%
Miscellaneous                                                                                        1.4%         1.4%          1.3%          1.5%          1.8%
                                                                                            ---------------------------------------------------------------------
                                                                                                   100.0%       100.0%        100.0%        100.0%        100.0%

Problem Mortgage Loans
-------------------------------------------------------------------

90 Days Past Due                                                                                     $1.7         $4.8          $9.6          $1.9          $1.2
Renegotiated Loans                                                                                    5.9          5.9           5.9           5.7           5.7
Foreclosures                                                                                         22.2         17.2           9.8          13.0          11.7
                                                                                            ---------------------------------------------------------------------
                                                                                                    $29.8        $27.9         $25.3         $20.6         $18.6

PROTECTIVE LIFE CORPORATION                                                                                                                                                        Draft
Life Marketing and Annuities - Quarterly Earnings Trends                                                                                                                         4/29/2003
(Dollars in thousands)                                                                                                                                                             Page 6
(Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------------------            -------------------------------------
                                                                   1ST QTR         2ND QTR          3RD QTR          4TH QTR           1ST QTR                         3 MOS              3 MOS
                                                                      2002            2002             2002             2002              2003                          2002               2003
                                                             ----------------------------------------------------------------------------------            -------------------------------------
INDIVIDUAL LIFE

REVENUES
  Gross Premiums and Policy Fees                                 $ 109,871       $ 112,373        $ 116,775        $ 126,273         $ 128,268                     $ 109,871          $ 128,268
  Reinsurance Ceded                                                (71,762)        (84,863)         (12,655)        (107,043)          (80,223)                      (71,762)           (80,223)
                                                             ----------------------------------------------------------------------------------            -------------------------------------
  Net Premiums and Policy Fees                                      38,109          27,510          104,120           19,230            48,045                        38,109             48,045
  Net investment income                                             21,814          22,064           21,452           21,907            22,389                        21,814             22,389
  Realized investment gains (losses)                                     -               -                -                -                 -                             -                  -
  Other income                                                      14,443          14,807           13,409           13,277            13,972                        14,443             13,972
                                                             ----------------------------------------------------------------------------------            -------------------------------------
    Total Revenues                                                  74,366          64,381          138,981           54,414            84,406                        74,366             84,406
                                                             ----------------------------------------------------------------------------------            -------------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                  34,988          31,195           28,810           21,908            38,126                        34,988             38,126
  Amortization of deferred policy acquisition costs                 11,984           7,586           72,551            7,749            17,424                        11,984             17,424
  Amortization of goodwill                                               -               -                -                -                 -                             -                  -
  Other operating expenses                                          16,958           9,504            8,376            5,291            11,984                        16,958             11,984
                                                             ----------------------------------------------------------------------------------            -------------------------------------
    Total Benefits and Expenses                                     63,930          48,285          109,737           34,948            67,534                        63,930             67,534
                                                             ----------------------------------------------------------------------------------            -------------------------------------

INCOME BEFORE INCOME TAX                                          $ 10,436        $ 16,096         $ 29,244         $ 19,466          $ 16,872                      $ 10,436           $ 16,872
                                                             ==================================================================================            =====================================

WEST COAST

REVENUES
  Gross Premiums and Policy Fees                                  $ 39,551        $ 47,498         $ 48,127         $ 42,384          $ 58,279                      $ 39,551           $ 58,279
  Reinsurance Ceded                                                (28,253)        (38,265)         (39,304)         (40,523)          (43,815)                      (28,253)           (43,815)
                                                             ----------------------------------------------------------------------------------            -------------------------------------
  Net Premiums and Policy Fees                                      11,298           9,233            8,823            1,861            14,464                        11,298             14,464
  Net investment income                                             28,580          29,315           31,103           32,767            34,149                        28,580             34,149
  Realized investment gains (losses)                                     -               -                -                -                 -                             -                  -
  Other income                                                           -               -              101              335                 -                             -                  -
                                                             ----------------------------------------------------------------------------------            -------------------------------------
    Total Revenues                                                  39,878          38,548           40,027           34,963            48,613                        39,878             48,613
                                                             ----------------------------------------------------------------------------------            -------------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                  28,143          29,565           28,554           25,061            34,664                        28,143             34,664
  Amortization of deferred policy acquisition costs                  4,207           4,520            3,670            5,569             5,647                         4,207              5,647
  Amortization of goodwill                                               -               -                -                -                 -                             -                  -
  Other operating expenses                                          (3,548)         (6,296)          (3,411)         (12,926)           (5,461)                       (3,548)            (5,461)
                                                             ----------------------------------------------------------------------------------            -------------------------------------
    Total Benefits and Expenses                                     28,802          27,789           28,813           17,704            34,850                        28,802             34,850
                                                             ----------------------------------------------------------------------------------            -------------------------------------
INCOME BEFORE INCOME TAX                                          $ 11,076        $ 10,759         $ 11,214         $ 17,259          $ 13,763                      $ 11,076           $ 13,763
                                                             ==================================================================================            =====================================

ANNUITIES

REVENUES
  Gross Premiums and Policy Fees                                   $ 6,609         $ 6,840          $ 6,415          $ 5,962           $ 5,883                       $ 6,609            $ 5,883
  Reinsurance Ceded                                                      -               -                -                -                 -                             -                  -
                                                             ----------------------------------------------------------------------------------            -------------------------------------
  Net Premiums and Policy Fees                                       6,609           6,840            6,415            5,962             5,883                         6,609              5,883
  Net investment income                                             51,953          53,512           56,759           58,223            58,442                        51,953             58,442
  Realized investment gains (losses)                                   382           2,856              363           (1,324)               27                           382                 27
  Other income                                                       2,462           2,432            2,060            1,922             1,941                         2,462              1,941
                                                             ----------------------------------------------------------------------------------            -------------------------------------
    Total Revenues                                                  61,406          65,640           65,597           64,783            66,293                        61,406             66,293
                                                             ----------------------------------------------------------------------------------            -------------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                  42,387          45,061           48,466           50,193            52,986                        42,387             52,986
  Amortization of deferred policy acquisition costs                  6,994           6,683            5,734            5,258             4,386                         6,994              4,386
  Amortization of goodwill                                               -               -                -                -                 -                             -                  -
  Other operating expenses                                           7,001           7,024            8,716            7,919             5,910                         7,001              5,910
                                                             ----------------------------------------------------------------------------------            -------------------------------------
    Total Benefits and Expenses                                     56,382          58,768           62,916           63,370            63,282                        56,382             63,282

                                                             ----------------------------------------------------------------------------------            -------------------------------------
INCOME BEFORE INCOME TAX                                             5,024           6,872            2,681            1,413             3,011                         5,024              3,011

Adjustments to Reconcile to Operating Income:
  Realized investment (gains) losses                                  (382)         (2,856)            (363)           1,324               (27)                         (382)               (27)
  Related amortization of deferred policy acquisition costs            367             952              365              297               731                           367                731
                                                             ----------------------------------------------------------------------------------            -------------------------------------
PRETAX OPERATING INCOME *                                          $ 5,009         $ 4,968          $ 2,683          $ 3,034           $ 3,715                       $ 5,009            $ 3,715
                                                             ================================================================------------------            =====================================

* "Pretax Operating Income" is a non-GAAP financial measure.  "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating
Income" may be compared.

PROTECTIVE LIFE CORPORATION                                                                                                                                                                            Draft
Life Marketing and Annuities                                                                                                                                                                         4/29/2003
(Dollars in thousands)                                                                                                                                                                                 Page 7
(Unaudited)                                                                     ----------------------------------------------------------------------------------------            ------------------------------
                                                                                          1ST QTR            2ND QTR            3RD QTR         4TH QTR         1ST QTR                      3 MOS          3 MOS
                                                                                             2002               2002               2002            2002            2003                       2002           2003
                                                                                ----------------------------------------------------------------------------------------            ------------------------------
INDIVIDUAL LIFE

SALES BY PRODUCT
   Term                                                                                  $ 19,251           $ 22,411           $ 19,536        $ 19,652        $ 21,904                   $ 19,251       $ 21,904
   U/L                                                                                      5,560              7,244              7,372           8,929           8,288                      5,560          8,288
   VUL                                                                                      1,548              1,864              1,683           1,605             876                      1,548            876
                                                                                ----------------------------------------------------------------------------------------            ------------------------------
         Total                                                                           $ 26,359           $ 31,519           $ 28,591        $ 30,186        $ 31,068                   $ 26,359       $ 31,068

SALES BY DISTRIBUTION
   RSM System                                                                             $ 8,938           $ 10,252            $ 9,673        $ 10,335        $ 10,301                    $ 8,938       $ 10,301
   Empire General                                                                          11,090             13,032             10,978          12,026          14,307                     11,090         14,307
   Stockbrokers                                                                             3,275              4,919              5,079           4,887           4,500                      3,275          4,500
   Direct Response                                                                          2,915              3,265              2,756           2,567           1,950                      2,915          1,950
   All Other                                                                                  141                 51                105             371              10                        141             10
                                                                                ----------------------------------------------------------------------------------------            ------------------------------
             Total                                                                       $ 26,359           $ 31,519           $ 28,591        $ 30,186        $ 31,068                   $ 26,359       $ 31,068
                                                                                ----------------------------------------------------------------------------------------            ------------------------------

WEST COAST

SALES BY PRODUCT
   Term                                                                                  $ 14,296           $ 15,796           $ 16,033        $ 19,305        $ 19,306                   $ 14,296       $ 19,306
   U/L                                                                                      8,343             10,868              8,348          14,493           7,627                      8,343          7,627
                                                                                ----------------------------------------------------------------------------------------            ------------------------------
         Total                                                                           $ 22,639           $ 26,664           $ 24,381        $ 33,798        $ 26,933                   $ 22,639       $ 26,933
                                                                                ----------------------------------------------------------------------------------------            ------------------------------

SALES BY DISTRIBUTION
   BGA                                                                                   $ 18,602           $ 22,062           $ 21,233        $ 22,781        $ 22,420                   $ 18,602       $ 22,420
   BOLI                                                                                     4,037              4,602              3,148          11,017           4,513                      4,037          4,513
                                                                                ----------------------------------------------------------------------------------------            ------------------------------
      Total                                                                              $ 22,639           $ 26,664           $ 24,381        $ 33,798        $ 26,933                   $ 22,639       $ 26,933
                                                                                ----------------------------------------------------------------------------------------            ------------------------------

ANNUITIES

SALES
    Variable Annuity                                                                     $ 65,086           $ 84,171           $ 96,902        $ 78,348       $ 102,525                   $ 65,086      $ 102,525
    Immediate Annuity                                                                      25,044             27,732             24,499          22,934          26,839                     25,044         26,839
    Fixed Annuity                                                                         146,682            247,949             83,371          50,156          49,529                    146,682         49,529                                                                                                  ----------------
                                                                                ----------------------------------------------------------------------------------------            ------------------------------
      Total                                                                             $ 236,812          $ 359,852          $ 204,772       $ 151,438       $ 178,893                  $ 236,812      $ 178,893
                                                                                ----------------------------------------------------------------------------------------            ------------------------------

EARNINGS BEFORE INCOME TAX
    Variable Annuity                                                                        $ 799              $ 591             $ (253)          $ 979           $ 941                      $ 799          $ 941
    Fixed Annuity                                                                           4,210              4,377              2,936           2,055           2,774                      4,210          2,774
                                                                                ----------------------------------------------------------------------------------------            ------------------------------
      Total                                                                               $ 5,009            $ 4,968            $ 2,683         $ 3,034         $ 3,715                    $ 5,009        $ 3,715
                                                                                ----------------------------------------------------------------------------------------            ------------------------------

DEPOSIT BALANCE
    VA Fixed Annuity                                                                    $ 219,115          $ 241,886          $ 311,977       $ 321,586       $ 363,741                  $ 219,115      $ 363,741
    VA Sep Acct Annuity                                                                 1,709,029          1,550,547          1,296,572       1,397,586       1,366,633                  1,709,029      1,366,633
                                                                                ----------------------------------------------------------------------------------------            ------------------------------
           Sub-total                                                                    1,928,144          1,792,433          1,608,549       1,719,172       1,730,374                  1,928,144      1,730,374
    Fixed Annuity                                                                       2,588,764          2,841,601          2,928,945       2,986,596       3,005,278                  2,588,764      3,005,278
                                                                                ----------------------------------------------------------------------------------------            ------------------------------
      Total                                                                           $ 4,516,908        $ 4,634,034        $ 4,537,494      $4,705,768      $4,735,652                 $4,516,908     $4,735,652
                                                                                ----------------------------------------------------------------------------------------            ------------------------------

PROTECTIVE LIFE CORPORATION                                                                                                                                                                                       Draft
Acquisitions, Stable Value Contracts, and Asset Protection                                                                                                                                                      4/29/2003
Quarterly Earnings Trends  (Dollars in thousands)                                                                                                                                                                 Page 8
(Unaudited)
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------            -------------------------------------
                                                                                                  1ST QTR         2ND QTR          3RD QTR          4TH QTR           1ST QTR                         3 MOS              3 MOS
                                                                                                     2002            2002             2002             2002              2003                          2002               2003
                                                                                         -------------------------------------------------------------------------------------            -------------------------------------
ACQUISITIONS

REVENUES
  Gross Premiums and Policy Fees                                                                 $ 81,364        $ 74,807         $ 81,112         $ 78,064          $ 74,040                      $ 81,364           $ 74,040
  Reinsurance Ceded                                                                               (18,003)        (17,889)         (12,468)         (27,973)          (18,626)                      (18,003)           (18,626)
                                                                                         -------------------------------------------------------------------------------------            -------------------------------------
  Net Premiums and Policy Fees                                                                     63,361          56,918           68,644           50,091            55,414                        63,361             55,414
  Net investment income                                                                            58,710          58,801           67,128           67,508            62,296                        58,710             62,296
  Realized investment gains (losses)                                                                    -               -                -                -                 -                             -                  -
  Other income                                                                                        549             524              168              395               905                           549                905
                                                                                         -------------------------------------------------------------------------------------            -------------------------------------
    Total Revenues                                                                                122,620         116,243          135,940          117,994           118,615                       122,620            118,615
                                                                                         -------------------------------------------------------------------------------------            -------------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                                 79,244          76,932           85,106           74,648            73,596                        79,244             73,596
  Amortization of deferred policy acquisition costs                                                 8,909           7,797           11,891            6,648            10,081                         8,909             10,081
  Amortization of goodwill                                                                              -               -                -                -                 -                             -                  -
  Other operating expenses                                                                         11,032          11,411           13,825           10,257            12,166                        11,032             12,166
                                                                                        -------------------------------------------------------------------------------------            -------------------------------------
    Total Benefits and Expenses                                                                    99,185          96,140          110,822           91,553            95,843                        99,185             95,843
                                                                                         -------------------------------------------------------------------------------------            -------------------------------------

INCOME BEFORE INCOME TAX                                                                         $ 23,435        $ 20,103         $ 25,118         $ 26,441          $ 22,772                      $ 23,435           $ 22,772
                                                                                         =====================================================================================            =====================================

STABLE VALUE CONTRACTS

REVENUES
  Gross Premiums and Policy Fees                                                                      $ -             $ -              $ -              $ -               $ -                           $ -                $ -
  Reinsurance Ceded                                                                                     -               -                -                -                 -                             -                  -
                                                                                         -------------------------------------------------------------------------------------            -------------------------------------
  Net Premiums and Policy Fees                                                                          -               -                -                -                 -                             -                  -
  Net investment income                                                                            59,507          62,026           61,725           62,840            58,532                        59,507             58,532
  Realized investment gains (losses)                                                                  521            (265)          (6,366)            (951)           (6,702)                          521             (6,702)
  Other income                                                                                          -               -                -                -                 -                             -                  -
                                                                                         -------------------------------------------------------------------------------------            -------------------------------------
    Total Revenues                                                                                 60,028          61,761           55,359           61,889            51,830                        60,028             51,830
                                                                                         -------------------------------------------------------------------------------------            -------------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                                 48,829          50,082           48,290           49,375            47,765                        48,829             47,765
  Amortization of deferred policy acquisition costs                                                   565             595              581              563               599                           565                599
  Amortization of goodwill                                                                              -               -                -                -                 -                             -                  -
  Other operating expenses                                                                            885           1,062            1,431            1,568             1,030                           885              1,030
                                                                                         -------------------------------------------------------------------------------------            -------------------------------------
    Total Benefits and Expenses                                                                    50,279          51,739           50,302           51,506            49,394                        50,279             49,394
                                                                                         -------------------------------------------------------------------------------------            -------------------------------------
INCOME BEFORE INCOME TAX                                                                            9,749          10,022            5,057           10,383             2,436                         9,749              2,436

Adjustments to Reconcile to Operating Income:
  Realized investment (gains) losses                                                                 (521)            265            6,366              951             6,702                          (521)             6,702
                                                                                         -------------------------------------------------------------------------------------            -------------------------------------
PRETAX OPERATING INCOME *                                                                         $ 9,228        $ 10,287         $ 11,423         $ 11,334           $ 9,138                       $ 9,228            $ 9,138
                                                                                         =====================================================================================            =====================================

ASSET PROTECTION

REVENUES
  Gross Premiums and Policy Fees                                                                $ 130,732       $ 128,066        $ 127,534        $ 119,972         $ 110,409                     $ 130,732          $ 110,409
  Reinsurance Ceded                                                                               (55,048)        (52,529)         (52,304)         (42,694)          (44,276)                      (55,048)           (44,276)
                                                                                         -------------------------------------------------------------------------------------            -------------------------------------
  Net Premiums and Policy Fees                                                                     75,684          75,537           75,230           77,278            66,133                        75,684             66,133
  Net investment income                                                                            11,314          11,013           11,095           10,874             9,834                        11,314              9,834
  Realized investment gains (losses)                                                                    -               -                -                -                 -                             -                  -
  Other income                                                                                      8,316          10,466            7,259            4,826             6,971                         8,316              6,971
                                                                                         -------------------------------------------------------------------------------------            -------------------------------------
    Total Revenues                                                                                 95,314          97,016           93,584           92,978            82,938                        95,314             82,938
                                                                                         -------------------------------------------------------------------------------------            -------------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                                 45,452          50,472           57,751           66,666            40,398                        45,452             40,398
  Amortization of deferred policy acquisition costs                                                19,304          18,122           15,830           24,979            17,798                        19,304             17,798
  Amortization of goodwill                                                                              -               -                -                -                 -                             -                  -
  Other operating expenses                                                                         22,452          25,799           22,115           33,328            23,884                        22,452             23,884
                                                                                         -------------------------------------------------------------------------------------            -------------------------------------
    Total Benefits and Expenses                                                                    87,208          94,393           95,696          124,973            82,080                        87,208             82,080
                                                                                         -------------------------------------------------------------------------------------            -------------------------------------
INCOME BEFORE INCOME TAX                                                                          $ 8,106         $ 2,623         $ (2,112)       $ (31,995)            $ 858                       $ 8,106              $ 858
                                                                                         =====================================================================================            =====================================

* "Pretax Operating Income" is a non-GAAP financial measure.  "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating
Income" may be compared.

PROTECTIVE LIFE CORPORATION                                                                                                                                                                            Draft
Stable Value Contracts and Asset Protection Data                                                                                                                                                     4/29/2003
(Dollar in thousands unless otherwise noted)                                                                                                                                                           Page 9
(Unaudited)

                                                                                ----------------------------------------------------------------------------------------            ------------------------------
                                                                                          1ST QTR            2ND QTR            3RD QTR         4TH QTR         1ST QTR                      3 MOS          3 MOS
                                                                                             2002               2002               2002            2002            2003                       2002           2003
                                                                                ----------------------------------------------------------------------------------------            ------------------------------
STABLE VALUE CONTRACTS

SALES (millions)
    GIC                                                                                      $ 46               $ 38               $ 92            $ 91           $ 219                       $ 46          $ 219
    GFA                                                                                       538                 50                  -             300             225                        538            225
                                                                                ----------------------------------------------------------------------------------------            ------------------------------
       Total                                                                                $ 584               $ 88               $ 92           $ 391           $ 444                      $ 584          $ 444
                                                                                ----------------------------------------------------------------------------------------            ------------------------------

DEPOSIT BALANCE (thous)
        Total                                                                         $ 4,095,823        $ 4,027,910        $ 3,806,275      $3,930,668      $3,999,054                 $4,095,823     $3,999,054

OPERATING SPREAD                                                                            0.98%              1.02%              1.17%           1.12%           0.93%                      0.98%          0.93%

                                                                                ----------------------------------------------------------------------------------------            ------------------------------
                                                                                          1ST QTR            2ND QTR            3RD QTR         4TH QTR         1ST QTR                      3 MOS          3 MOS
                                                                                             2002               2002               2002            2002            2003                       2002           2003
                                                                                ----------------------------------------------------------------------------------------            ------------------------------

ASSET PROTECTION

SALES
    Credit                                                                               $ 43,361           $ 48,074           $ 48,297        $ 37,990        $ 45,642                   $ 43,361       $ 45,642
    Service Contracts                                                                      44,891             52,429             57,754          40,729          38,709                     44,891         38,709
    Other                                                                                  23,766             26,630             31,734          34,627          23,552                     23,766         23,552
                                                                                ----------------------------------------------------------------------------------------            ------------------------------
             Total                                                                      $ 112,018          $ 127,133          $ 137,785       $ 113,346       $ 107,903                  $ 112,018      $ 107,903
                                                                                ----------------------------------------------------------------------------------------            ------------------------------

PROTECTIVE LIFE CORPORATION                                                                                                                                                                                       Draft
Corp & Other Segment - Quarterly Earnings Trends                                                                                                                                                                4/29/2003
(Dollars in thousands)                                                                                                                                                                                           Page 10
(Unaudited)
                                                                                         -------------------------------------------------------------------------------------            -------------------------------------
                                                                                                 1ST QTR         2ND QTR          3RD QTR          4TH QTR           1ST QTR                         3 MOS              3 MOS
                                                                                                     2002            2002             2002             2002              2003                          2002               2003
                                                                                         -------------------------------------------------------------------------------------            -------------------------------------

REVENUES
  Gross Premiums and Policy Fees                                                                 $ 12,854        $ 15,761         $ 13,939         $ 12,803          $ 11,192                      $ 12,854           $ 11,192
  Reinsurance Ceded                                                                                (3,617)         (6,766)          (5,013)          (3,864)           (2,477)                       (3,617)            (2,477)
                                                                                         -------------------------------------------------------------------------------------            -------------------------------------
  Net Premiums and Policy Fees                                                                      9,237           8,995            8,926            8,939             8,715                         9,237              8,715
  Net investment income                                                                            13,127          14,959           13,804           17,324            14,918                        13,127             14,918
  Realized investment gains (losses)                                                                    0               0                0                0                 0                             0                  0
  Other income                                                                                         34             804              930              677             1,520                            34              1,520
                                                                                         -------------------------------------------------------------------------------------            -------------------------------------
    Total Revenues                                                                                 22,398          24,758           23,660           26,940            25,153                        22,398             25,153
                                                                                         -------------------------------------------------------------------------------------            -------------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                                  8,005           9,089           10,746            6,596             8,283                         8,005              8,283
  Amortization of deferred policy acquisition costs                                                   441             369              327              342               330                           441                330
  Amortization of goodwill                                                                              0               0                0                0                 0                             0                  0
  Other operating expenses                                                                         14,987          11,520           13,281           16,410            15,196                        14,987             15,196
                                                                                         -------------------------------------------------------------------------------------            -------------------------------------
    Total Benefits and Expenses                                                                    23,433          20,978           24,354           23,348            23,809                        23,433             23,809
                                                                                         -------------------------------------------------------------------------------------            -------------------------------------

INCOME BEFORE INCOME TAX                                                                         $ (1,035)        $ 3,780           $ (694)         $ 3,592           $ 1,344                      $ (1,035)           $ 1,344
                                                                                         =====================================================================================            =====================================

UNALLOCATED REALIZED INV GAINS (LOSSES)                                                          $ (4,506)       $ 11,227          $ 7,128         $ (2,919)         $ (5,017)                     $ (4,506)          $ (5,017)